BANC OF AMERICA SECURITIES LLC
DEUTSCHE BANK SECURITIES INC.

                     $60,000,000 AGGREGATE PRINCIPAL AMOUNT

                            ANTHRACITE CAPITAL, INC.

                         11.75% CONVERTIBLE SENIOR NOTES

                                    DUE 2027

                      RESALE REGISTRATION RIGHTS AGREEMENT

                              DATED AUGUST 29, 2007

     RESALE REGISTRATION RIGHTS AGREEMENT, dated as of August 29, 2007, between
Anthracite Capital, Inc., a Maryland corporation (together with any successor entity, herein referred to as the "COMPANY"), and Banc of America Securities LLC
and Deutsche Bank Securities Inc., as the initial purchasers (the "INITIAL
PURCHASERS") under the Purchase Agreement (as defined below).

     Pursuant to the Purchase Agreement, dated as of August 23, 2007, among the
Company, BlackRock Financial Management, Inc. (solely with respect to Section
1(b)) and the Initial Purchasers (the "PURCHASE AGREEMENT"), relating to the initial placement (the "INITIAL PLACEMENT") of the Notes (as defined below), the
Initial Purchasers have agreed to purchase from the Company $60,000,000
($80,000,000 if the Initial Purchasers exercise their 13-day option to purchase additional Notes in full) in aggregate principal amount of 11.75% Convertible
Senior Notes due 2027 (the "NOTES"). The Notes will be convertible, subject to the terms thereof, into shares of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK"). To induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to Section 5(g) of the Purchase Agreement.

     The parties hereby agree as follows:

     1. Definitions. Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

     "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and
the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AGREEMENT": This Resale Registration Rights Agreement.

     "AMENDMENT EFFECTIVENESS DEADLINE DATE": has the meaning set forth in
Section 2(f) hereof.

     "BLUE SKY APPLICATION": has the meaning set forth in Section 6(a)(i)
hereof.

     "BUSINESS DAY": has the meaning set forth in the Indenture.

     "CLOSING DATE": The date of the first issuance of the Notes.

     "COMMISSION": U.S. Securities and Exchange Commission.

     "COMMON STOCK": has the meaning set forth in the preamble hereto.

     "COMPANY": has the meaning set forth in the preamble hereto.

     "EFFECTIVENESS DATE": has the meaning set forth in Section 2(a)(ii) hereof.

     "EFFECTIVENESS PERIOD": has the meaning set forth in Section 2(a)(iii)
hereof.

     "EFFECTIVENESS TARGET DATE": has the meaning set forth in Section 2(a)(ii)
hereof.

     "EXCHANGE ACT": Securities Exchange Act of 1934, as amended.

     "FINRA": Financial Industry Regulatory Authority, Inc. (successor to the
National Association of Securities Dealers, Inc.).

     "FREE WRITING PROSPECTUS": A free writing prospectus, as defined in Rule
405 under the Securities Act.

     "HOLDER": A Person who owns, beneficially or otherwise, Transfer Restricted
Securities.

     "INDEMNIFIED HOLDER": has the meaning set forth in Section 6(a) hereof.

     "INDENTURE": The Indenture, dated as of August 29, 2007 between the Company and Wells Fargo Bank, N.A., as trustee (the "TRUSTEE"), pursuant to which the
Securities are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

     "INITIAL PLACEMENT": has the meaning set forth in the preamble hereto.

     "INITIAL PURCHASERS": has the meaning set forth in the preamble hereto.

     "ISSUER FREE WRITING PROSPECTUS": An issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

     "LIQUIDATED DAMAGES": has the meaning set forth in Section 3(a) hereof.

     "LIQUIDATED DAMAGES PAYMENT DATE": Each September 1 and March 1, if
applicable.

     "LOSSES": has the meaning set forth in Section 6(a) hereof.

     "MAJORITY OF HOLDERS": Holders holding over 50% of the aggregate principal amount of Notes outstanding; provided that, for the purpose of this Agreement, a holder of shares of Common Stock which constitute Transfer Restricted Securities shall be deemed to hold an aggregate principal amount of the

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Notes (in addition to the principal amount of the Notes held by such holder)
equal to the quotient of (x) the number of such shares of Common Stock held by such holder and (y) the conversion rate in effect at the time of their issuance upon conversion of such holder's Notes as determined in accordance with the
Indenture.

     "MANAGING UNDERWRITER": The investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 8 hereof.

     "NOTES": has the meaning set forth in the preamble hereto.

     "NOTICE AND QUESTIONNAIRE" means a written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire
attached as Appendix A to the Offering Memorandum of the Company relating to the
Notes.

     "NOTICE HOLDER": On any date, any Holder of Transfer Restricted Securities that has properly delivered a fully completed Notice and Questionnaire to the
Company on or prior to such date.

     "PERMITTED FREE WRITING PROSPECTUS": has the meaning set forth in Section
9(a) hereof.

     "PERSON": An individual, partnership, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

     "PURCHASE AGREEMENT": has the meaning set forth in the preamble hereto.

     "PROSPECTUS": The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

     "RECORD HOLDER": With respect to any Liquidated Damages Payment Date, each
Person who is a registered holder of the Notes at the close of business on the
Business Day before the relevant Liquidated Damages Payment Date.

     "REGISTRATION DEFAULT": has the meaning set forth in Section 3(a) hereof.

     "REPRESENTATIVES": has the meaning set forth in the preamble hereto.

     "SECURITIES ACT": Securities Act of 1933, as amended.

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     "SHELF FILING DEADLINE": has the meaning set forth in Section 2(a)(i)
hereof.

     "SHELF REGISTRATION STATEMENT": has the meaning set forth in Section
2(a)(i) hereof.

     "SUSPENSION NOTICE": has the meaning set forth in Section 4(c) hereof.

     "SUSPENSION PERIOD": has the meaning set forth in Section 4(b)(ii) hereof.

     "TIA": Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

     "TRANSFER RESTRICTED SECURITIES": Each Note and each share of Common Stock issued upon conversion of Notes until the earliest of:

               (i) the date on which such Note or such share of Common Stock issued upon conversion has been effectively registered under the
          Securities Act and disposed of in accordance with the Shelf
          Registration Statement;

               (ii) the date on which such Note or such share of Common Stock issued upon conversion is transferred in compliance with Rule 144 (or any other similar provision then in force) under the Securities Act or transferable pursuant to paragraph (k) of Rule 144 under the
          Securities Act (or any other similar provision then in force);

               (iii) the date on which such Note or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise);
          or

               (iv) the date on which such Note or such share of Common Stock has otherwise been transferred and a new Note or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section
          2.06 of the Indenture.

     "UNDERWRITER": Any underwriter of Transfer Restricted Securities in connection with an offering thereof under the Shelf Registration Statement.

     "UNDERWRITTEN REGISTRATION": A registration in which Transfer Restricted
Securities of the Company are sold to an underwriter for reoffering to the public.

                                        4

     Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

     2. Shelf Registration.

          (a) The Company shall:

               (i) use its commercially reasonable efforts within 120 days after the Closing Date) (the "SHELF FILING DEADLINE"), cause to be filed, or otherwise designate an existing filing with the Commission as, a registration statement pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission (the "SHELF
          REGISTRATION STATEMENT"), which Shelf Registration Statement shall provide for the registration and resales, on a continuous or delayed basis, of all Transfer Restricted Securities subject to the terms and conditions hereof;

               (ii) use commercially reasonable efforts to cause the Shelf
          Registration Statement to become effective under the Securities Act, or otherwise make available for use by Holders a previously filed effective Shelf Registration Statement, not later than 210 days after the date hereof (the "EFFECTIVENESS TARGET DATE", and the date of such effectiveness or availability, the "EFFECTIVENESS DATE"); and

               (iii) use commercially reasonable efforts to keep the Shelf
          Registration Statement continuously effective, supplemented and amended as required by the Securities Act and by the provisions of
          Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled, subject to the terms and conditions hereof, to the benefit of this Agreement and (B) conforms with the requirements of this
          Agreement and the Securities Act and the rules and regulations of the
          Commission promulgated thereunder as announced from time to time, for a period (the "EFFECTIVENESS PERIOD") from the date the Shelf
          Registration Statement becomes effective until the date that the Notes and the shares of Common Stock issuable upon exchange thereof have ceased to be Transfer Restricted Securities.

          (b) Not less than 30 days prior to the Effectiveness Target Date, the
     Company shall mail the Notice and Questionnaire to the Holders. Each Holder
     that becomes a Notice Holder (and provides such additional information as the Company reasonably may request) no later than 15 days following the earlier of such Holder's receipt of notice from the Company or the date notice shall have been deemed given by the

                                        5

     Company pursuant to Section 9(e) hereof of the filing or designation of the
     Shelf Registration Statement shall be named as a selling securityholder in the initial Registration Statement made available to Holders under the
     Shelf Registration Statement.

          (c) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all
     Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted
     Securities), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file or designate a subsequent Shelf Registration Statement covering all of the securities that as of the date of such filing or designation are Transfer Restricted Securities. If such a subsequent Shelf
     Registration Statement is filed or designated (and is not already effective), the Company shall use commercially reasonable efforts to cause the subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing or designation and to keep such subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

          (d) The Company shall use commercially reasonable efforts to supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the
     Securities Act or as reasonably requested by the Initial Purchasers or by the Trustee on behalf of the Holders of the Transfer Restricted Securities covered by such Shelf Registration Statement.

          (e) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, and any Issuer Free Writing Prospectus, as of the date thereof,
     (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary in order to make the statements therein (in the case of the Prospectus and any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading.

          (f) Each Holder agrees that if such Holder wishes to sell Transfer
     Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with the terms and conditions of this Agreement. Each Holder wishing to sell Transfer
     Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus from and after the Effectiveness Date agrees to deliver

                                        6

     a Notice and Questionnaire to the Company at least 10 Business Days prior to any intended distribution of Transfer Restricted Securities under the
     Shelf Registration Statement. From and after the Effectiveness Date, the
     Company shall, as promptly as practicable after the date a Notice and
     Questionnaire is delivered to it, and in any event upon the later of (x) 10
     Business Days after such date or (y) 10 Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect within 10 Business Days of such delivery date:

               (i) if required by applicable law, file with the SEC a
          post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted
          Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT
          EFFECTIVENESS DEADLINE DATE") that is 45 days after the date such post-effective amendment is required by this clause to be filed;

               (ii) provide such Holder a copy of each document filed pursuant to Section 2(f)(i); and

               (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(f)(i);

provided that if such Notice and Questionnaire is delivered during a Suspension
Period, the Company shall so inform the Holder delivering such Notice and
Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Suspension Period in accordance with Section
4(b); provided, however, that if a post-effective amendment to the Shelf
Registration Statement is required, the Company will not be obligated to file more than one such amendment for all such Holders during any fiscal quarter unless the principal amount of the Transfer Restricted Securities to be included in such amendment is more than $5 million. Notwithstanding the preceding sentence, the Company will not be obligated to file more than two such supplements to the related Prospectus during any fiscal quarter. Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is

                                        7

not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to 10 Business Days from the Expiration of a Suspension Period
(and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Suspension Period shall be in effect on the Amendment
Effectiveness Deadline Date.

     3. Liquidated Damages.

          (a) If:

               (i) the Shelf Registration Statement is not filed, or on file, with the Commission prior to or on the Shelf Filing Deadline;

               (ii) the Shelf Registration Statement has not become effective, or a previously effective Shelf Registration Statement has not been made available, prior to or on the Effectiveness Target Date;

               (iii) the Company has failed to perform its obligations set forth in Section 2(f) within the time periods required therein;

               (iv) any post-effective amendment to a Shelf Registration filed pursuant to Section 2(f)(i) has not become effective under the
          Securities Act on or prior to the Amendment Effectiveness Deadline
          Date;

               (v) except as provided in Section 4(b)(ii) hereof, the Shelf
          Registration Statement is filed and has become effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose for more than 10 consecutive Business Days; or

               (vi) Suspension Periods (as defined below) exceed an aggregate of
          90 days in any 360-day period;

     (each such event referred to in foregoing clauses (i) through (vi), a
     "REGISTRATION DEFAULT"), the Company hereby agrees to pay interest
     ("LIQUIDATED DAMAGES") with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the date the Shelf Registration Statement is no longer required to be kept effective, accruing at a rate:

                    (A) in respect of the Notes, to each holder of Notes, (x)
               with respect to the first 90-day period during which a
               Registration Default shall have occurred and be continuing,

                                        8

               equal to 0.25% per annum of the aggregate principal amount of the
               Notes, and (y) with respect to the period commencing on the 91st day following the day the Registration Default shall have
               occurred and be continuing, equal to 0.50% per annum of the aggregate principal amount of the Notes; provided that in no event shall Liquidated Damages accrue at a rate per year
               exceeding 0.50% of the aggregate principal amount of the Notes;
               and

                    (B) in respect of the Notes that are Transfer Restricted
               Securities submitted for conversion into Common Stock during the existence of a Registration Default with respect to the Common
               Stock, the holder will not be entitled to receive any Liquidated
               Damages with respect to such Common Stock but (x) will be
               entitled to a conversion rate adjustment in accordance with the terms of the Notes as set forth in the Indenture and (y) will receive from the Company on the settlement date with respect to such conversion, accrued and unpaid Liquidated Damages calculated in accordance with paragraph (A) to the Conversion Date (as defined in the Indenture); and

                    (C) in respect of Common Stock issued upon conversion of
               Notes, each holder of such Common Stock will not be entitled to any Liquidated Damages if the Registration Default with respect to such Common Stock occurs after the holder has converted the
               Notes into Common Stock.

          (b) All accrued Liquidated Damages shall be paid in arrears to Record
     Holders by the Company on each Liquidated Damages Payment Date. Upon the cure of all Registration Defaults relating to any particular Transfer
     Restricted Security, the accrual of applicable Liquidated Damages will cease.

     All obligations of the Company set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

     4. Registration Procedures.

          (a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use commercially reasonable efforts to effect such registration to

                                        9

     permit the sale of the Transfer Restricted Securities, and pursuant thereto, shall as expeditiously as possible prepare and file with the
     Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act, or otherwise make available for use by Holders a previously filed Shelf Registration Statement.

          (b) In connection with the Shelf Registration Statement and any
     Prospectus required by this Agreement to permit the sale or resale of
     Transfer Restricted Securities, the Company shall:

               (i) Subject to any notice by the Company in accordance with this
          Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iv)(D), use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted
          Securities during the Effectiveness Period, the Company shall file promptly a post-effective amendment to the Shelf Registration
          Statement or an amendment or supplement to the related Prospectus or file any other required document, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause any such amendment to become effective and the Shelf Registration
          Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

               (ii) Notwithstanding Section 4(b)(i) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement (each such period, a "SUSPENSION PERIOD"):

                    (x) if an event occurs and is continuing as a result of
          which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company's judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                    (y) if the Company determines in good faith that the
          disclosure of a material event at such time may be detrimental to the
          Company and its subsidiaries.

                                       10

          Upon the occurrence of any event described in clauses (x) and (y) of this Section 4(b)(ii), the Company shall give notice to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any
          Transfer Restricted Securities pursuant to the Shelf Registration until such Holder's receipt of copies of the supplemented or amended
          Prospectus provided for in Section 4(b) hereof. The Suspension Period shall not exceed an aggregate of 90 days in any 360-day period. The
          Company shall not be required to specify in the written notice to the
          Holders the nature of the event giving rise to the Suspension Period.

                    (iii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the
               Securities Act, and to comply fully with the applicable
               provisions of Rule 424 under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth or to be set forth in the Shelf Registration Statement or supplement to the
               Prospectus;

                    (iv) Advise the selling Holders and any Initial Purchaser
               that has provided in writing to the Company a telephone or facsimile number and address for notices, promptly and, if requested by such selling Holders, to confirm such advice in writing (which notice pursuant to clauses (B) through (E) below shall be accompanied by an instruction to suspend the use of the
               Prospectus until the Company shall have remedied the basis for such suspension):

                         (A) when the Prospectus, any Prospectus supplement, any
                    post-effective amendment or any Issuer Free Writing
                    Prospectus has been filed, and, with respect to the Shelf
                    Registration Statement or any post-effective amendment
                    thereto, when the same has become effective,

                         (B) of any request by the Commission for amendments or
                    supplements to the Shelf Registration Statement, the
                    Prospectus or any Issuer Free Writing Prospectus or for
                    additional information relating thereto,

                                       11

                         (C) of the issuance by the Commission of any stop order
                    suspending the effectiveness of the Shelf Registration
                    Statement under the Securities Act or of any notice that
                    would prevent its use, or of the suspension by any state
                    securities commission of the qualification of the Transfer
                    Restricted Securities for offering or sale in any
                    jurisdiction, or the threatening or initiation of any
                    proceeding for any of the preceding purposes,

                         (D) of the existence of any fact or the happening of
                    any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration
                    Statement, the Prospectus, any amendment or supplement
                    thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the
                    Prospectus in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances
                    under which they were made) not misleading, or

                         (E) when any Issuer Free Writing Prospectus includes
                    information that may conflict with the information contained in the Registration Statement.

                    (v) If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement or any notice that would prevent its use, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue
               Sky laws, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time, including, if necessary, by filing an amendment to the Shelf Registration Statement or a new Shelf Registration
               Statement and using commercially reasonable efforts to have such amendment or new Shelf Registration Statement declared effective, and will provide to each Holder who is named in the Shelf
               Registration Statement prompt notice of the withdrawal of any such order or of the filing or effectiveness of any such
               amendment or new registration statement;

                    (vi) Make available at reasonable times for inspection by
               one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted
               Securities are included in the Shelf Registration Statement, and any attorney or accountant retained by such selling Holders and any

                                       12

               underwriter participating in any disposition pursuant to the
               Shelf Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a
               reasonable investigation within the meaning of Section 11 of the
               Securities Act, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, attorney or accountant in connection therewith;

                    (vii) If requested by any selling Holders or the
               Representatives, promptly incorporate in the Shelf Registration
               Statement or Prospectus, pursuant to a supplement or
               post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities;

                    (viii) Deliver to each selling Holder, without charge, as
               many copies of the Prospectus (including each preliminary
               Prospectus) and any amendment or supplement thereto, and any
               Issuer Free Writing Prospectus, as such Persons reasonably may request; subject to Section 4(b)(ii) and subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iv)(B)
               through (E), the Company hereby consents to the use of such
               Prospectus and any such amendment or supplement thereto, and any such Issuer Free Writing Prospectus, by each of the selling
               Holders in connection with the offering and the sale of the
               Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                    (ix) Before any public offering of Transfer Restricted
               Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the
               Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling
               Holders may reasonably request and use its commercially
               reasonable efforts to do any and all other acts or things
               necessary or advisable to enable the disposition in such
               jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the
               Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject, other than service of process for suits arising out of the

                                       13

               Initial Placement or any offering pursuant to the Shelf
               Registration Statement, or (B) to subject itself to general or unlimited service of process or to taxation in any such
               jurisdiction if they are not now so subject;

                    (x) Unless any Transfer Restricted Securities shall be in
               book-entry form only, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the
               Holders may request at least two Business Days before any sale of
               Transfer Restricted Securities;

                    (xi) Use commercially reasonable efforts to cause the
               Transfer Restricted Securities covered by the Shelf Registration
               Statement to be registered with or approved by such other U.S.
               governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the
               disposition of such Transfer Restricted Securities;

                    (xii) Subject to Section 4(b)(ii) hereof, if any fact or
               event contemplated by Section 4(b)(iv)(B) through (D) hereof shall exist or have occurred, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Shelf
               Registration Statement, related Prospectus (including by means of an Issuer Free Writing Prospectus), relevant Issuer Free Writing
               Prospectus or any document incorporated therein by reference or to file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, none of the Registration Statement, the Prospectus or any Issuer
               Free Writing Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any such Issuer Free Writing
               Prospectus, in the light of the circumstances in which they are made) not misleading;

                    (xiii) Provide CUSIP numbers for all Transfer Restricted
               Securities not later than the effective date of the Shelf
               Registration Statement and provide the Trustee under the
               Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company;

                    (xiv) Cooperate and assist in any filings required to be
               made with the FINRA and in the performance of any due diligence

                                       14

               investigation by any underwriter that is required to be
               undertaken in accordance with the rules and regulations of the
               FINRA;

                    (xv) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the
               Exchange Act;

                    (xvi) Make generally available to its security holders an
               earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 40 days after the end of the 12-month period (or 75 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

                    (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement (or the time when the registration as to the Notes under the Shelf Registration Statement is required to become effective hereunder), and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such
               Indenture to be so qualified in accordance with the terms of the
               TIA; and execute and use commercially reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 4(b)(xvi)
               involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture;

                    (xviii) Cause all Common Stock covered by the Shelf
               Registration Statement to be listed or quoted, as the case may be, on the primary securities exchange or automated quotation system on which Common Stock is then listed or quoted;

                    (xix) Provide to each Holder upon written request each
               document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission's EDGAR system;

                                       15

                    (xx) In connection with any underwritten offering conducted pursuant to Section 8 hereof, make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (xxi) In connection with any underwritten offering conducted pursuant to Section 8 hereof, obtain opinions of counsel to the
               Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the
               Managing Underwriters) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                    (xxii) In connection with any underwritten offering
               conducted pursuant to Section 8, hereof, obtain "comfort" letters and updates thereof from the independent registered public accountants of the Company (and, if necessary, any other
               independent registered public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to the underwriters, in customary form and covering matters of the type customarily covered in "comfort" letters in connection with primary underwritten offerings; and

                    (xxiii) In connection with any underwritten offering
               conducted pursuant to Section 8 hereof, deliver such documents and certificates as may be reasonably requested by the Majority
               Holders and the Managing Underwriters, including those to
               evidence compliance with Section 4(b)(iii) hereof and with any customary conditions contained in the Purchase Agreement or other agreement entered into by the Company.

                    (xxiv) In connection with underwritten offering conducted
               pursuant to Section 8 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as

                                       16

          practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

               (xxv) Use commercially reasonable efforts to take all other steps necessary to effect the registration of the Transfer Restricted
          Securities covered by the Shelf Registration Statement.

               (xxvi) Enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

     The actions set forth in clauses (xx), (xxi), (xxii) and (xxiii) of this
Section 4(b) shall be performed at (A) the effectiveness of the Shelf
Registration Statement and each post-effective amendment thereto; and (b) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (c) Each Holder agrees by acquisition of a Transfer Restricted
     Security that, upon receipt of any notice (a "SUSPENSION NOTICE") from the
     Company of the existence of any fact of the kind described in Section
     4(b)(iv)(B) through (E) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf
     Registration Statement and use of the Prospectus and any related Free
     Writing Prospectuses until:

               (i) such Holder has received copies of the supplemented or amended Prospectus or applicable Issuer Free Writing Prospectus contemplated by Section 4(b)(xi) hereof; or

               (ii) such Holder is advised in writing by the Company that the use of the Prospectus and any applicable Issuer Free Writing
          Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the
          Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the
Company's expense) all copies, other than permanent file copies then in such
Holder's possession, of the Prospectus covering such Transfer Restricted
Securities and any Issuer Free Writing Prospectus that was current at the time of receipt of such Suspension Notice.

                                       17

          (d) Each Holder agrees by acquisition of a Transfer Restricted
     Security, that no Holder shall be entitled to sell any of such Transfer
     Restricted Securities pursuant to a Registration Statement, or to receive a
     Prospectus relating thereto, unless such Holder has furnished the Company with a fully completed Notice and Questionnaire as required pursuant to
     Section 2(b) or Section 2(f) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require each Notice Holder of Notes to be sold pursuant to the Shelf Registration Statement to furnish to the
     Company such information regarding the Holder and the distribution of such
     Notes as the Company may from time to time reasonably require for inclusion in such Registration Statement. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice
     Holder not misleading and any other information regarding such Notice
     Holder and the distribution of such Transfer Restricted Securities as the
     Company may from time to time reasonably request in writing. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such
     Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such
     Holder or its plan of distribution necessary to make the statements in such
     Prospectus, in light of the circumstances under which they were made not misleading. The Company may exclude from such Shelf Registration Statement the Notes of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

     5. Registration Expenses.

          All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether a
     Shelf Registration Statement becomes effective, including, without limitation:

          (a) all registration and filing fees and expenses (including filings made with the FINRA);

          (b) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws, if required;

                                       18

          (c) all expenses of printing (including printing of Prospectuses,
     Issuer Free Writing Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes) and the Company's expenses for messenger and delivery services and telephone;

          (d) all reasonable and documented fees and disbursements of counsel to the Company;

          (e) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof;
     and

          (f) all fees and disbursements of independent registered public accountants of the Company.

     The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the
Company. The Company shall pay all expenses customarily borne by issuers in an underwritten offering as set forth in Section 8(c) hereof.

     6. Indemnification And Contribution.

          (a) The Company agrees to indemnify and hold harmless each Holder of
     Transfer Restricted Securities (including each Initial Purchaser), its directors, officers, employees and agents, and each person, if any, who controls any Holder within the meaning of the Securities Act or the
     Exchange Act (each, an "INDEMNIFIED HOLDER"), against any loss, claim, damage, liability or expense, as incurred, or any action in respect thereof
     (including, but not limited to, any loss, claim, damage, liability or expense relating to resales of the Transfer Restricted Securities)
     (collectively, "LOSSES"), to which such Indemnified Holder may become subject, insofar as any such Loss arises out of or is based upon:

               (i) any untrue statement or alleged untrue statement of a
          material fact contained in (A) the Shelf Registration Statement as originally filed or in any amendment thereof, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment or supplement)
          filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction

                                       19

          (such application or document being hereinafter called a "BLUE SKY
          APPLICATION"), or, in each case, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; or

               (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

     and to reimburse each Indemnified Holder for any and all reasonable expenses (including the fees and disbursements of counsel) as they are incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related
     Indemnified Holder) expressly for use therein (including, without limitation, information within such Holder's Notice and Questionnaire). The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

          The Company also agrees to indemnify as provided in this Section 6(a)
     or contribute as provided in Section 6(e) hereof to Losses of each underwriter, if any, of Transfer Restricted Securities registered under a
     Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(b)(xxvi) hereof.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act
     (i) to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on

                                       20

     behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity and (ii) against any Loss, joint or several, including, but not limited to, any Loss relating to resales of the Transfer
     Restricted Securities, to which such person may become subject, insofar as any such Loss arises out of, or is based upon any Free Writing Prospectus used by such Holder without the prior consent of the Issuer, and in connection with any underwritten offering, the underwriters, provided that the indemnification obligation in this clause (ii) shall be several, not joint and several, among the Holders who used such Free Writing Prospectus.
     This indemnity agreement set forth in this Section shall be in addition to any liabilities which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section
     6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the failure to notify the indemnifying party (i)
     will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the

                                       21

     indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii)
     such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and
     (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 6 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Loss referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any Loss referred to therein:

               (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and

                                       22

          the Holders, on the other hand, from the offering and sale of the
          Transfer Restricted Securities, on the one hand, and a Holder with respect to the sale by such Holder of the Transfer Restricted
          Securities, on the other hand, or

               (ii) if the allocation provided by Section (6)(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(e)(i)
          above but also the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such
          Loss, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the
     Holders, on the other hand, in connection with such offering and such sale of the Transfer Restricted Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes purchased under the Purchase Agreement
     (before deducting expenses) received by the Company and the total proceeds received by the Holders with respect to their sale of Transfer Restricted
     Securities. The relative fault of the Company, on the one hand, and the
     Holders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the
     Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to timely correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section
     6(e).

          The amount paid or payable by a party as a result of the Loss referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          Notwithstanding the provisions of this Section 6, in no event will (i)
     any Holder be required to undertake liability to any person under this
     Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Transfer
     Restricted Securities (after deducting any fees, discounts and commissions

                                       23

     applicable thereto) pursuant to any Shelf Registration Statement under which such Transfer Restricted Securities are to be registered under the
     Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the discount or commission payable to such underwriter with respect to the Transfer
     Restricted Securities underwritten by it and distributed to the public. No
     Person guilty of fraudulent misrepresentation (within the meaning of
     Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The
     Holders' obligations to contribute as provided in this Section 6(e) are several and not joint.

          (f) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Transfer Restricted Securities.

     7. Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange
Act, to make available, upon request of any Holder, to such Holder of Transfer
Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and
(ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer
Restricted Securities pursuant to Rule 144.

     8. Underwritten Registrations.

          (a) Any Holder of Transfer Restricted Securities who desires to do so may sell Transfer Restricted Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least
     33-1/3% in aggregate principal amount of the Transfer Restricted Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Transfer
     Restricted Securities shall be included in such offering (which shall be no less than $15 million aggregate principal amount); and provided further that the Company shall not be obligated to participate in more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all Holders of Transfer Restricted
     Securities written notice of the request, which notice shall inform such
     Holders that they have the opportunity to participate in the offering. If any of the Transfer Restricted Securities covered by the Shelf

                                       24

     Registration Statement are to be sold in an underwritten offering, the
     Managing Underwriters shall be selected by the Majority Holders.

          (b) No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; and (iii) if such Holder is not then a Notice Holder, such
     Holder returns a completed and signed Notice and Questionnaire to the
     Company in accordance with Section 2(b) or Section 2(f) hereof within a reasonable amount of time before such underwritten offering.

          (c) The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 5 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.
     Notwithstanding the foregoing or the provisions of Section 4(b)(xxiv)
     hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Transfer Restricted
     Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and
     Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

     9. Miscellaneous.

          (a) Free Writing Prospectuses. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Transfer Restricted Securities without the prior express written consent of the Company and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the
     Company and, if applicable, the underwriters, as the case may be, is hereinafter referred to as a "PERMITTED FREE WRITING PROSPECTUS." The
     Company represents and agrees that it has treated and will treat, as the

                                       25

     case may be, each Permitted Free Writing Prospectus as an Issuer Free
     Writing Prospectus, including in respect of timely filing with the
     Commission, legending and recordkeeping.

          (b) Actions Affecting Transfer Restricted Securities. The Company
     shall not, directly or indirectly, take any action with respect to the
     Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such
     Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

          (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its securityholders (other than the Holders of Transfer
     Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this
     Agreement other than the Transfer Restricted Securities.

          (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders; provided, however, that with respect to any matter that directly or indirectly adversely affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective.
     Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the Majority Holders, determined on the basis of Transfer Restricted
     Securities being sold rather than registered under such Shelf Registration
     Statement.

          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), facsimile transmission, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common
          Stock, as the case may be; and

                                       26

               (ii) if to the Company, initially at its address set forth in the
          Purchase Agreement,

                    With a copy to:

                    Matthew J. Mallow, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                    Four Times Square
                    New York, New York 10036

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four
     Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Any party hereto may change the address for receipt of communications by giving written notice to the others.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The
     Company hereby agrees to extend the benefit of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this
     Agreement as if an original party hereto.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Notes Held by the Company or Their Affiliates. Whenever the
     consent or approval of Holders of a specified percentage of Transfer
     Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                                       27

          (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
     IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This
     Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                       28

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        ANTHRACITE CAPITAL, INC.

                                        By /s/ Richard M. Shea
                                           -------------------------------------
                                           Name:  Richard M. Shea
                                           Title: President and Chief Operating
                                                  Officer

                                        BANC OF AMERICA SECURITIES LLC
                                        DEUTSCHE BANK SECURITIES INC.
                                        Acting severally on behalf of themselves
                                        and the several Initial Purchasers

                                        By BANC OF AMERICA SECURITIES LLC

                                        By /s/ Craig W. McCracken
                                           -------------------------------------
                                           Authorized Representative

                                        By DEUTSCHE BANK SECURITIES INC.

                                        By /s/ Devin Murphy
                                           -------------------------------------
                                           Authorized Representative

                                        By /s/  Brian Mendell
                                           -------------------------------------
                                           Authorized Representative

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